IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

March 20, 2019

To our shareholders:

The Board of Trustees of your Oppenheimer Fund(s) is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders scheduled for April 12, 2019. Shareholders are given the opportunity to vote to approve or disapprove an Agreement and Plan of Reorganization that provides for the reorganization of an Oppenheimer Fund into a corresponding newly formed fund in the Invesco family of funds. While most Funds have successfully met the required vote, the polls are still open for your Fund, so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now.

please take a moment now to cast your vote

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located at www.proxyonline.com/docs/OppenheimerProxy. For assistance in voting your shares please call 1 (800) 821-2712.

Are there significant differences between the management of my Oppenheimer Fund and the corresponding Invesco Fund?

No. Each Invesco Fund has the same investment objectives and substantially similar principal investment strategies and risks as its corresponding Oppenheimer Fund.

What effect will a reorganization have on OppenheimerFunds shareholders?

Immediately after the closing of a reorganization, you will own shares of an Invesco Fund that are equal in total value to the total value of the shares of the corresponding Oppenheimer Fund that you held immediately prior to the closing of the reorganization.

Why has the Board recommended this reorganization?

The Oppenheimer Boards have unanimously approved the Agreement and each reorganization and have determined that it is in the best interest of each Oppenheimer Fund and its shareholders. Combining the OppenheimerFunds and the Invesco family of funds onto a single operating platform will create a larger family of funds that will offer a broader range of equity, fixed-income, alternative and other investment options.

What are the benefits to shareholders of this proposed change?

Shareholders will own shares of a fund with the same investment objective and substantially similar principal investment strategies and risks as their Oppenheimer Fund. Shareholders will have access to a broader range of equity, fixed-income, alternative and other investment options.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free 1-800-821-2712 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

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IMPORTANT NOTICE YOUR RESPONSE IS NEEDED

March 20, 2019

To our shareholders:

The Board of Trustees of your Oppenheimer Fund(s) is requesting that shareholders voice their opinion on the matter to be voted on at the next Special Meeting of Shareholders scheduled for April 12, 2019. Shareholders are given the opportunity to vote to approve or disapprove an Agreement and Plan of Reorganization that provides for the reorganization of an Oppenheimer Fund into a corresponding newly formed fund in the Invesco family of funds. While most Funds have successfully met the required vote, the polls are still open for your Fund, so the opportunity to voice your opinion on the proposal outlined on the attached proxy card is now.

please take a moment now to cast your vote

Information regarding the Special Meeting and the proposal can be found in the proxy statement. For your convenience, the Special Meeting Proxy Materials are also located at www.proxyonline.com/docs/OppenheimerProxy. For assistance in voting your shares please call 1 (800) 821-2712 Extension 12.

Are there significant differences between the management of my Oppenheimer Fund and the corresponding Invesco Fund?

No. Each Invesco Fund has the same investment objectives and substantially similar principal investment strategies and risks as its corresponding Oppenheimer Fund.

What effect will a reorganization have on OppenheimerFunds shareholders?

Immediately after the closing of a reorganization, you will own shares of an Invesco Fund that are equal in total value to the total value of the shares of the corresponding Oppenheimer Fund that you held immediately prior to the closing of the reorganization.

Why has the Board recommended this reorganization?

The Oppenheimer Boards have unanimously approved the Agreement and each reorganization and have determined that it is in the best interest of each Oppenheimer Fund and its shareholders. Combining the OppenheimerFunds and the Invesco family of funds onto a single operating platform will create a larger family of funds that will offer a broader range of equity, fixed-income, alternative and other investment options.

What are the benefits to shareholders of this proposed change?

Shareholders will own shares of a fund with the same investment objective and substantially similar principal investment strategies and risks as their Oppenheimer Fund. Shareholders will have access to a broader range of equity, fixed-income, alternative and other investment options.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at the website indicated on the enclosed proxy card

3. By **PHONE** with a live operator when you call toll-free 1-800-821-2712 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

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